KBR Announces Strategic Intent to Spin Off Mission Technology Solutions

Culmination of Decade-Long Portfolio Transformation to Focus on Differentiated Science, Technology, and Engineering Solutions for Mission Critical Applications

•Anticipates Unlocking Meaningful Value Creation through the Formation of Two Independent, Pure-Play Public Companies
oNew KBR to Continue to Build on Its Sustainable Technology Solutions Global Leadership across a Diverse Base of Process Technologies and Differentiated Services
oSpinCo to Continue to Scale as a Highly Trusted, Government Services Provider Globally for Critical National Security and Space
•Spin-off Intended to be Tax-Free to KBR and its Shareholders and Expected to be Completed Mid-to-Late 2026; KBR to Hold Investor Days Prior to Completion

•Company to Host Conference Call Today at 8:00 a.m. ET

HOUSTON, TX, September 24, 2025 – KBR, Inc. (NYSE: KBR) today announced a plan, unanimously approved by its Board of Directors, to pursue a tax-free spin-off of its Mission Technology Solutions (MTS) segment. Upon completion, KBR and its shareholders will benefit from ownership in two pure-play public companies with enhanced strategic focus, operational independence, and financial flexibility.

Strategic Rationale and Benefits

The formation of two independent companies with distinct product and service offerings better positions New KBR and SpinCo to deliver long-term profitable growth and value for customers, associates, and shareholders. Each company is expected to benefit from:

•Enhanced strategic and management focus
•Organizational agility and streamlined decision making
•Increased end market focus, prioritized commercial resources, and sharpened go-to-market approaches
•Greater capital allocation flexibility to support strategic imperatives, including potential future M&A transactions
•Distinct and compelling investment profiles

Stuart Bradie, KBR Chair, President, and Chief Executive Officer, stated: “Over the last decade, we have successfully transformed KBR into a leading provider of differentiated, innovative, up-market science, technology, and engineering solutions with global scale, global reach, and global impact. Today’s announcement of our plan to spin off MTS and form two pure-play companies marks a major milestone and pivotal step in KBR’s evolution to unlock the next phase of value creation.”

“After the spin-off, we expect both companies to retain key elements of KBR’s unique values-driven culture and proven execution approach, providing a strong foundation for future profitable growth and returns. Both businesses comprise top talent, deep domain expertise, proprietary technologies, and an unwavering focus on delivering customer value.”

New KBR (Sustainable Technology Solutions – “STS”)

Synergistic and trusted technologies and capabilities serving diversified energy and critical infrastructure needs globally.

New KBR, comprising the Sustainable Technology Solutions business, will deliver proprietary IP-protected, process technologies that reduce emissions, increase efficiency, and advance energy transition. With trusted global capabilities and a strong track record for delivery, New KBR will continue to provide synergistic advisory and consulting services, high-end digitally enabled engineering, design, and program management across the asset lifecycle to its customers globally.

After the spin-off of MTS, New KBR will leverage its global leadership across a diverse base of over 85 process technologies, where it is uniquely positioned to benefit across the ammonia/syngas, chemical/petrochemicals, clean refining, and circular process/circular economy markets. New KBR will build on its proven track record of commercializing new technologies aligned with future demand needs to capture meaningful market potential, supported by strong secular trends.

New KBR is expected to benefit from its low capital intensity, access to diversified revenue streams, and robust free cash flow with high conversion rates.

SpinCo (Mission Technology Solutions – “MTS”)

Scaled leader with deep domain expertise and mission-critical capabilities, enabling advantage for government customers globally.

SpinCo is aligned to high demand national security and space priorities, with growing budgets driven by secular trends.

SpinCo is expected to continue to benefit from its capital light model, diversified, long duration contracts with predictable cash flow, robust backlog, and strong marketplace positions driven by customer intimacy and deep domain expertise. SpinCo has a history of successful, accretive acquisitions that have expanded capabilities and broadened its customer base. SpinCo will be well positioned post-spin to deliver profitable growth by leveraging its scaled, diversified, up-market capabilities and expansive global footprint.

Related Executive Leadership Updates

In connection with its plan to form two independent, publicly traded companies, KBR is announcing the following executive leadership updates:

•Post-spin, Stuart Bradie will serve as New KBR Chair, President, and Chief Executive Officer.

•Mark Sopp, current KBR EVP and Chief Financial Officer, will transition into a newly created role overseeing the team responsible for successfully spinning off MTS.

•Shad Evans, current SVP of Financial Operations, has been appointed KBR’s Chief Financial Officer, succeeding Mr. Sopp, effective January 5, 2026, and will assume the role of New KBR Chief Financial Officer post-spin. Prior to his current role, Mr. Evans served as SVP and Chief Financial Officer of STS, and before that as SVP of Finance Operations and Chief Accounting Officer. He joined KBR in 2018 after more than a decade of experience in the industry.

The Board of Directors has engaged a leading search firm to support the selection of executive candidates to lead SpinCo.

Mr. Bradie concluded, “I want to thank Mark for his impactful contributions and dedication, as well as his partnership. I have the utmost confidence in his ability to lead the successful spin-off of MTS, as well as support a seamless CFO transition. Further, I want to congratulate Shad on his well-deserved appointment. I am immensely proud of what our team has accomplished in transforming KBR to prepare for this announcement today. The opportunities ahead for both New KBR and SpinCo – as two focused, independent public companies – are clear and compelling. I look forward to collaborating with our team over the next months and quarters to execute our plan and deliver shareholder value.”

Transaction Details

KBR intends for the transaction to be tax-free to KBR and its shareholders for U.S. federal income tax purposes and is targeting completion by mid-to-late 2026. The transaction will be subject to final approval by KBR’s Board of Directors and other customary conditions, including receipt of a favorable opinion of legal counsel and/or a private letter ruling from the U.S. Internal Revenue Service with respect to the tax treatment of the transaction for U.S. federal income tax purposes, the effectiveness of a

Form 10 registration statement filed with the U.S. Securities and Exchange Commission, and other regulatory approvals.

Fiscal Year 2025 Outlook

KBR is reaffirming its previously issued fiscal year 2025 outlook.

Conference Call Details

KBR will discuss this announcement on a conference call today, September 24th, at 8:00 a.m. ET. Webcast details and accompanying presentation will be available on the “Investors” section of KBR’s website: investors.kbr.com.

A replay will be available shortly after the webcast on KBR’s website or by telephone at +1.866.813.9403, passcode: 751093.

Advisors

Goldman Sachs & Co. LLC is acting as financial advisor to KBR and Wilmer Cutler Pickering Hale and Dorr LLP and Baker & McKenzie LLP are serving as legal counsel. Corbin Advisors, LLC is serving as strategic investor relations advisor.

About KBR

We deliver science, technology and engineering solutions to governments and companies around the world. KBR employs approximately 37,000 people worldwide with customers in more than 80 countries and operations in over 29 countries. KBR is proud to work with its customers across the globe to provide technology, value-added services, and long-term operations and maintenance services to ensure consistent delivery with predictable results. At KBR, We Deliver.
Visit www.kbr.com

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact, including statements regarding KBR’s plans to spin-off its MTS segment; the descriptions of both New KBR and SpinCo following the spin-off; the anticipated timing, structure, benefits and tax treatment of the spin-off transaction; the strategic rationale, projected value creation and growth prospects of each of New KBR and SpinCo operating as standalone, public companies following the spin-off; and KBR’s planned changes to its executive leadership team and expectations for its future financial performance. In addition, there is no assurance that the spin-off will be completed, that KBR’s board of directors will continue to pursue the spin-off (even if there are no impediments to completion), that KBR will be able to complete the spin-off or that the spin-off will be the most beneficial alternative considered.

When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “project,” “pursue,” “should,” or “will,” and similar words are intended to identify forward-looking statements. Although these statements are based on management’s current expectations and beliefs, forward-looking statements are inherently uncertain and are subject to numerous risks and uncertainties, many of which are beyond KBR’s control, that could cause actual results to differ materially from the results expressed or implied by the statements. KBR may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties as to the structure and timing of the spin-off of the MTS segment; the possibility that closing conditions for a spin-off may not be satisfied or waived; the impact of the transaction on the New KBR and SpinCo businesses if the spin-off is completed; the possibility that the spin-off may not qualify for the expected tax treatment; the risk that any consents or approvals required in connection with the spin-off may not be received; the risk that the spin-off may be more difficult, time-consuming or costly than expected; the possibility that KBR may not retain key employees while the spin-off is pending or after it is completed; as well as other factors related to KBR’s business, such as uncertainty, delays or reductions in government funding, appropriations and payments, including as a result of continuing resolution funding mechanisms, government shutdowns or changing budget priorities; developments and changes in government laws, regulations and regulatory requirements and policies that may require KBR to pause, delay or abandon new and existing projects; changes in the priorities, focus, authority and budgets of government agencies under the current administration that may impact KBR’s existing projects and/or KBR’s ability to win new contracts; the ongoing conflict between Russia and Ukraine and volatility and continued unrest in the Middle East and the related impacts on KBR’s business; potential adverse economic and market conditions, such as interest rate and currency exchange rate fluctuations, or impacts of newly imposed U.S. tariffs and any additional responsive non-U.S. tariffs or other changes in trade policy, including impact tariffs could have on customer spend; KBR’s ability to manage its liquidity; delays, cancellations or reversals of contract awards due to bid protests or legal challenges; the potential adverse outcome of and the publicity surrounding audits and investigations by domestic and foreign government agencies and legislative bodies; changes in capital spending by KBR’s customers; KBR’s ability to obtain contracts from existing and new customers and perform under those contracts; structural changes in the industries in which KBR operates; escalating costs associated with and the performance of fixed-fee projects and KBR’s ability to control its cost under its contracts; claims negotiations and contract disputes with KBR’s customers; changes in the demand for or price of oil and/or natural gas; protection of intellectual property rights; compliance with environmental laws; compliance with laws related to income taxes including compliance with the reconciliation bill H.R. 1; unsettled political conditions, war and the effects of terrorism;

foreign operations and foreign exchange rates and controls; the development and installation of financial systems; the possibility of cyber and malware attacks; increased competition for employees; the ability to successfully complete and integrate acquisitions; investment decisions by project owners; and operations of joint ventures, including joint ventures that are not controlled by KBR.

For a discussion of other risks and uncertainties, and other important factors, any of which could cause actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in KBR’s most recently filed Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Qs and Current Reports on Form 8-K, and other documents KBR may file from time to time with the U.S. Securities and Exchange Commission. The forward-looking statements included in this press release represent KBR’s views as of the date hereof and should not be relied upon as representing KBR’s views as of any date subsequent to the date hereof. Except as required by law, KBR undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

For further information, please contact:

Investors
Jamie DuBray
Vice President, Investor Relations
713-753-5082
Investors@kbr.com

Media
Philip Ivy
Vice President, Global Communications and Marketing
713-753-3800
MediaRelations@kbr.com